UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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277 Park Avenue New York, NY 10172

JPMorgan Growth Advantage Fund

JPMorgan Large Cap Growth Fund

JPMorgan U.S. GARP Equity Fund

Dear Valued Shareholder,

Thank you for being an investor with JPMorgan Funds. You are a significant shareholder, and your proxy vote is critical. You were recently sent proxy materials for the upcoming joint special meeting of shareholders scheduled for October 2nd. If you have not yet cast your important proxy vote, please help the Funds by doing so today. We have enclosed another copy of your proxy card(s).

YOUR ASSISTANCE IN THIS MATTER IS VERY IMPORTANT TO THE FUNDS.

As discussed in more detail in the proxy statement (view the proxy statement at vote.proxyonline.com/jpmorgan/docs/2024mtg.pdf), shareholders are asked to consider and vote on an important matter pertaining to the business of the Funds. The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-888-628-1041 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

We very much appreciate your attention to this matter. Please help us by casting your vote today.

Sincerely,

Brian S. Shlissel

President, JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Mutual Fund Investment Trust

How do I vote? There are four convenient methods for casting your important proxy vote:

1. Vote by phone with a representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-811-1442. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

THANK YOU IN ADVANCE FOR YOUR HELP

NOBO/registered

277 Park Avenue New York, NY 10172

JPMorgan Growth Advantage Fund

JPMorgan Large Cap Growth Fund

JPMorgan U.S. GARP Equity Fund

Dear Valued Shareholder,

Thank you for being an investor with JPMorgan Funds. You are a significant shareholder, and your proxy vote is critical. You were recently sent proxy materials for the upcoming joint special meeting of shareholders scheduled for October 2nd. If you have not yet cast your important proxy vote, please help the Funds by doing so today. We have enclosed another copy of your proxy card(s).

YOUR ASSISTANCE IN THIS MATTER IS VERY IMPORTANT TO THE FUNDS.

As discussed in more detail in the proxy statement (view the proxy statement at vote.proxyonline.com/jpmorgan/docs/2024mtg.pdf), shareholders are asked to consider and vote on an important matter pertaining to the business of the Funds. The Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” the Proposal.

If you have any proxy related questions, please call 1-866-342-2676 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

We very much appreciate your attention to this matter. Please help us by casting your vote today.

Sincerely,

Brian S. Shlissel

President, JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Mutual Fund Investment Trust

How do I vote? There are three convenient methods for casting your important proxy vote:

1. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

THANK YOU IN ADVANCE FOR YOUR HELP

OBO

277 Park Avenue New York, NY

JPMorgan Growth Advantage Fund

JPMorgan Large Cap Growth Fund

JPMorgan U.S. GARP Equity Fund

Dear Shareholder:

We have been trying to contact you about an important matter. You have an investment in one or more of the JPMorgan Funds listed above. Shareholders are considering an important operating initiative for the Funds.

It is especially important that we speak to you regarding this matter. Please contact us toll-free at 1-888-628-1041 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference your Investor ID listed below.

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for attending to this request. We deeply appreciate your investment in JPMorgan Funds.

Sincerely,

Brian S. Shlissel

President

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

INVESTOR ID:	01234567891	Security ID:	12345678
Shares owned:	01234	Household ID:	01234567891

OFFICIAL BUSINESS	THIS LETTER RELATES TO YOUR INVESTMENT IN JPMORGAN FUNDS.